     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                     ON DECEMBER 21, 2001
                  1933 ACT FILE NO. 333-73134
                1940 ACT FILE NO. 811-10575
  ___________________________________________________________

           U.S. SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM N-2
               (CHECK APPROPRIATE BOX OR BOXES)

 / /   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          /X/      PRE-EFFECTIVE AMENDMENT NO. 1
             / /      POST-EFFECTIVE AMENDMENT NO.

                            AND/OR

   / /   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                          ACT OF 1940
                 /X/      AMENDMENT NO. 1

       EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:

        ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
            ADDRESS OF PRINCIPAL EXECUTIVE OFFICES
           (NUMBER, STREET, CITY, STATE, ZIP CODE):

                 1345 AVENUE OF THE AMERICAS
                   NEW YORK, NEW YORK 10105

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                        (212) 969-1000

   NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE)
                    OF AGENT FOR SERVICE:

                    EDMUND P. BERGAN, JR.
          SENIOR VICE PRESIDENT AND GENERAL COUNSEL
               ALLIANCE CAPITAL MANAGEMENT L.P.
                 1345 AVENUE OF THE AMERICAS
                   NEW YORK, NEW YORK 10105

                        WITH COPIES TO:

                     PATRICIA A. POGLINCO
                      SEWARD & KISSEL LLP
                    ONE BATTERY PARK PLAZA
                   NEW YORK, NEW YORK 10004

                          SARAH COGAN
                   SIMPSON THACHER & BARTLETT
                      425 LEXINGTON AVENUE
                       NEW YORK, NY  10017

          APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
       AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                  THIS REGISTRATION STATEMENT.

IF ANY SECURITIES BEING REGISTERED ON THIS FORM WILL BE OFFERED ON A DELAYED OR CONTINUOUS BASIS IN RELIANCE ON RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED IN CONNECTION WITH A DIVIDEND REINVESTMENT PLAN, CHECK THE FOLLOWING
BOX.                                                          / /


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                             Proposed     Maximum
Title of         Proposed    Maximum      Aggregate
Securities       Amount      Offering     Amount of
Being            Being       Price        Offering   Registration
Registered       Registered  Per Unit     Price (1)  Fee

Common Stock,
$.001 par value  1,000       $15.00       $15,000    $3.75 (2)


The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a furhter amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.



(1) Estimated solely for the purpose of calculating the registration fee.

(2)   Previously paid pursuant to filing of the Registrant's
      Registration Statement on November 9, 2001.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement relating to the securities filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION, DATED DECEMBER 21, 2001
PROSPECTUS

                               4,000,000 Shares

                Alliance California Municipal Income Fund, Inc.

                                 Common Shares

                               $15.00 per share

                                 -------------

   Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. The Fund cannot assure you that it will achieve its investment objective.

   Investment Policies. Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal bonds paying interest that is exempt from regular federal and California income tax. Normally, the Fund will invest at least 75% of its net assets in investment grade municipal bonds (i.e., rated Baa or BBB or higher) or unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the alternative minimum income tax, but may invest without limit in municipal bonds paying interest that is subject to the alternative minimum income tax.

   Preferred Shares. Within approximately one to three months after completion of this offering of common shares, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. This issuance of preferred shares will leverage your investment in the Fund's common shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will be issued. The use of preferred shares to leverage the Fund's common shares entails certain risks.

                                 -------------

   Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 18. These risks are summarized in "Summary--Special Risk Considerations" beginning on page 4.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at discounts from their net asset values. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied for approval for listing of its common shares on the New York Stock Exchange. The trading or "ticker" symbol of the common shares is expected to be "AKP."

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                           Per Share Total
                                           --------- -----
                     Public Offering Price  $ 15.00    $
                     Sales Load             $ 0.675    $
                     Proceeds to the Fund   $14.325    $

   The Fund will pay organizational and offering expenses estimated at $ from the proceeds of the offering. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.

   The Underwriters expect to deliver the common shares to purchasers on or
about        , 2002.

                                 -------------


                             Salomon Smith Barney

A.G. Edwards & Sons, Inc. Prudential Securities                     UBS Warburg

Crowell, Weedon & Co.                           Wedbush Morgan Securities, Inc.

                          Wells Fargo Van Kasper, LLC
, 2002

  (Continued from previous page)

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated    , 2002, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 35 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 227-4618 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The Underwriters named in this Prospectus may purchase up to    additional
common shares from the Fund within 45 days from the date of this Prospectus under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Prospectus Summary...........................................   1
Summary of Fund Expenses.....................................   8
The Fund.....................................................  10
Use of Proceeds..............................................  10
The Fund's Investments.......................................  10
Preferred Shares and Related Leverage........................  16
Risks........................................................  18
Management of the Fund.......................................  22
Net Asset Value..............................................  23
Dividends and Distributions..................................  23
Dividend Reinvestment Plan...................................  24
Description of Shares........................................  26
Repurchase of Common Shares; Conversion to Open-End Fund.....  30
Tax Matters..................................................  31
Underwriting.................................................  32
Custodian and Transfer Agent.................................  34
Legal Matters................................................  34
Table of Contents for the Statement of Additional Information  35

                                 -------------

   Until    , 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information ("SAI").

The Fund..............  Alliance California Municipal Income Fund, Inc. (the
                          "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are California residents.

The Offering..........  The Fund is offering      shares of its common stock,
                          par value $.001 per share ("Common Shares"), at $15.00 per share, through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Crowell, Weedon & Co., Wedbush Morgan Securities, Inc. and Wells Fargo Van Kasper, LLC. You must purchase at least 100 shares. The Fund has given the Underwriters
                          an option to purchase up to      Common Shares to
                          cover orders in excess of      Common Shares. See
                          "Underwriting."

Investment Objective
  and Policies........  The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California income tax ("California Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. In addition, the Fund will normally invest at least 75% of its net assets in California Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance"). The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

                        While the Fund intends to invest primarily in municipal
                          bonds that pay interest that is not subject to the federal alternative minimum tax ("AMT"), it may invest without limit in AMT-subject municipal bonds. Investors who are subject to the AMT or would become subject to the AMT by investing in Common Shares should consult with their tax advisers before purchasing Common Shares. See "Tax Matters."

                        The Fund may at times use certain types of investment
                          techniques in managing the Fund's portfolio, which themselves may involve additional risks. The techniques include investment derivatives, such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors.

                        The Fund cannot assure you that it will attain its
                          investment objective. See "The Fund's Investments. "

Proposed Offering of
  Preferred Shares....  Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer shares of preferred stock ("Preferred Shares") representing approximately 40% of the Fund's capital after their issuance. The issuance of Preferred Shares will leverage your investment in Common Shares. The use of leverage entails special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." Although the timing and terms of the Preferred Shares offering will be determined by the Fund's Board of Directors, it is anticipated that the Preferred Shares will pay dividends that would be adjusted periodically and that the dividend rate will be set by auction, remarketing or other procedures and will be based on prevailing short-term rates.

                        The Fund will invest the net proceeds that it obtains
                          from selling the Preferred Shares in accordance with the Fund's investment objective and policies. The Fund anticipates that its portfolio investments will produce yields higher than short-term debt securities and that the spread between the short-term rates paid by the Fund to holders of Preferred Shares ("Preferred Shareholders"), and the rates received by the Fund from its investments at longer-term rates (minus the expenses associated with the Preferred Shares) will provide holders of Common Shares ("Common Shareholders") with a potentially higher yield than if no Preferred Shares were issued. The Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield on your Common Shares. You should note that the use of leverage entails certain risks for Common Shareholders, including higher volatility of both the net asset value ("NAV") and market value of the Common Shares. Fluctuations in the dividend rates on the Preferred Shares may affect the return to Common Shareholders. If the Fund were fully invested and if the spread between the respective yields on the Fund's portfolio investments and short-term debt securities were to decrease, then net investment income available for distribution to Common Shareholders would decline. See "Preferred Shares and Related Leverage" and "Description of Shares--Preferred Shares."

Special Tax
  Considerations......  Because under normal circumstances the Fund will invest substantially all of its net assets in municipal bonds that pay interest that is exempt from regular federal and California income tax, distributions of the Fund's interest income that you receive will ordinarily be exempt from regular federal and California income taxes. However, a portion of such distributions may be subject to the AMT because the Fund may invest in AMT-subject municipal bonds. Net capital gain and other taxable income, if any, earned by the Fund will be allocated proportionately to Common Shareholders and Preferred Shareholders based on the percentage of total dividends paid to each class for that year. Distributions of any such net capital gain or other taxable income will be taxable to shareholders. See "Tax Matters."

Investment Adviser....  Alliance will be the Fund's investment adviser. Subject to the supervision of the Board of Directors, Alliance will provide investment advisory services and order placement facilities for the Fund. Alliance will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. Alliance is a leading global investment management firm supervising client accounts with assets as of November 30, 2001 totaling approximately $458 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services. See "Management of the Fund."

Distributions.........  The Fund intends to distribute monthly its net investment income to Common Shareholders. It is expected that the first monthly dividend on the Fund's Common Shares will be declared approximately 45 days, and paid approximately 60 to 90 days, after completion of this offering. From and after issuance of the Preferred Shares, monthly distributions to Common Shareholders will consist of net investment income remaining after the payment of dividends on outstanding Preferred Shares, if any. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any Preferred Shares. If the Fund is unable to maintain adequate asset coverage with respect to its Preferred Shares, its ability to make distributions on its Common Shares will be limited, which may have adverse tax consequences for the Fund and Common Shareholders. See "Dividends and Distributions" and "Tax Matters."

Dividend Reinvestment
  Plan................  Under the Fund's Dividend Reinvestment Plan (the
                          "Plan"), Common Shareholders may elect to have all of their dividends and other distributions from the Fund automatically invested in additional Common Shares. Shareholders whose Common Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may elect to participate in the Plan. Common Shares acquired under the Plan may be either newly issued or acquired in the secondary market, as provided in the Plan. See "Dividend Reinvestment Plan."

Repurchase of Shares..  The Fund may, from time to time, repurchase or make a tender offer for its Common Shares in an attempt to reduce or eliminate significant market discounts from NAV. There can be no assurance that such repurchases and tender offers will take place or that, if made, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount. See "Repurchase of Common Shares; Conversion to Open-End Fund."

Listing...............  The Fund has applied for approval for listing of its
                          Common Shares on the New York Stock Exchange, Inc. (the "Exchange"). The trading or "ticker" symbol of the Common Shares is expected to be "AKP." See "Description of Shares--Common Shares."

Custodian and Transfer
  Agent...............  State Street Bank & Trust Company will serve as custodian of the Fund's assets. Equiserve Trust Company, N.A. will serve as transfer agent, dividend-paying agent and registrar. See "Custodian and Transfer Agent."

Market Price of Shares  Shares of closed-end investment companies frequently trade at prices lower than their NAV. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. The Fund cannot assure you that Common Shares will trade at a price higher than NAV in the future. NAV will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to NAV, the market price of the Common Shares may be affected by such factors relating to the Fund and its portfolio holdings as market supply of and demand for Common Shares, the Fund's investment performance, dividend levels (which are in turn affected by expenses), dividend stability, and portfolio credit quality and liquidity. See "Preferred Shares and Related Leverage," "Risks," "Description of Shares," and "Repurchase of Common Shares; Conversion to Open-End Fund" in this Prospectus, and the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Special Risk
  Considerations......  No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

                        Interest Rate Risk. This is the risk that changes in
                          interest rates will adversely affect the yield or value of the Fund's investments in California Municipal Bonds. Generally, when market interest rates fall, municipal bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of longer-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage will tend to increase Common Share interest rate risk for the reasons discussed below under "--Leverage Risk."

                        Credit Risk. Credit risk is the risk that one or more
                          municipal bonds in the Fund's portfolio will decline in price, or that its issuer will fail to pay interest or principal when due, because the issuer of the municipal bond experiences a decline in its financial status. The Fund may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by Alliance. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade municipal bonds. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

                        Concentration Risk. The Fund's policy of investing
                          substantially all of its assets in California Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory risks affecting the issuers of such bonds. As a result of popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. In addition, during the past year California has experienced difficulties with the prices of natural gas and electricity in much of the state. These difficulties are likely to continue for several years. For a discussion of economic and other conditions in California, see "Risks--Concentration Risk" and Appendix C to the SAI.

                        Leverage Risk. The use of leverage through the issuance
                          of Preferred Shares creates an opportunity for increased Common Share net income, but also entails special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that dividends on Preferred Shares will be based on shorter-term municipal bond rates of return (which would be redetermined periodically), and that the Fund will invest the net proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Shares dividend rate, as reset periodically, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the Preferred Shares dividend rate could exceed the rate of return on long-term municipal bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders.

                          Investment by the Fund in derivative instruments may amplify the effects of leverage and, during periods of rising interest rates, may adversely affect the Fund's income and distributions to Common Shareholders. See "The Fund's Investments" for a discussion of derivative instruments. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. The use of leverage involves two major types of risks for Common
                          Shareholders:

                              . The likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund's municipal bond portfolio (including municipal bonds bought with proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

                              . The risks either that Common Share income will fall if the Preferred Shares dividend rate rises, or that Common Share income will fluctuate because the Preferred Shares dividend rate varies.

                          Because the management fees received by Alliance are based on the total net assets of the Fund (including assets acquired with the proceeds of the Preferred Shares), Alliance has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between Alliance and the Common Shareholders.

                        Municipal Bond Market Risk. This is the risk that
                          special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade municipal bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

                        Non-Diversification. Because the Fund is classified as
                          "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                        Anti-Takeover Provisions. The Fund's Charter (the
                          "Charter") and Bylaws (together, the "Charter Documents") include provisions that could limit (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the shareholders to amend the Charter Documents, effect changes in the Fund's management, or convert the Fund to open-end status. See "Description of Shares--Certain Provisions of the Charter Documents." These provisions in the Charter Documents could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           SUMMARY OF FUND EXPENSES

   The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares and assumes the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital (after their issuance). Footnote 2 to the table shows these estimated expenses as a percentage of total net assets (attributable to both Common Shares and Preferred Shares).

   Shareholder Transaction Expenses
       Sales Load Paid by You (as a percentage of offering price).....   4.5%
       Dividend Reinvestment Plan Fees................................ None(1)

                                                            Percentage of Net Assets
                                                        Attributable to Common Shares(2)
                                                        --------------------------------
   Annual Expenses
   Management Fees.....................................               1.11%
   Other Expenses......................................                .42%
                                                                      ----
   Total Annual Expenses...............................               1.53%
   Fee and Expense Reimbursement (Years 1-5)...........               (.51)%(3)
                                                                      ----
   Total Net Annual Expenses (Years 1-5)...............               1.02%(3)
                                                                      ====

--------
(1) You will pay brokerage charges if you direct the Plan Agent (as defined) to sell your Common Shares held in a dividend reinvestment account.

(2) Stated as percentages of the Fund's estimated total net assets prior to the issuance of Preferred Shares. Assuming the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital (after their issuance), the Fund's estimated expenses would be estimated to be as follows:

                                                               Percentage of
                                                              Total Net Assets
                                                              ----------------
Annual Expenses
Management Fees..............................................        .65%
Other Expenses...............................................        .25%
                                                                    ----
Total Annual Expenses........................................        .90%
Fee and Expense Reimbursement (Years 1-5)....................       (.30)%(3)
                                                                    ----
Total Net Annual Expenses (Years 1-5)........................        .60%(3)
                                                                    ====

(3) Alliance has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9, and .05% in year 10. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.53% of average daily net assets attributable to Common Shares and .90% of average daily net assets attributable to both Common and Preferred Shares. Alliance has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price) of the Fund.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 13,333,333 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45), assuming the issuance of Preferred Shares, that you would pay on a $1,000 investment in Common Shares, assuming

(1) total net annual expenses of 1.02% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.45% in year 10 and (2) a 5% annual return: (1)

1 year                3 years                5 years                10 years
------                -------                -------                --------
 $55                    $76                    $99                    $181

   The example should not be considered a representation of future expenses or the Fund's return. Actual expenses and return may be greater or less than that shown.
--------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. Assuming the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital after their issuance and otherwise on the assumptions in the example, the expenses you would pay would be: 1 year $51; 3 years $63; 5 years $77; and 10 years $127. Assumes reimbursement of fees and expenses of .25% of average daily net assets in year 6, .20% in year 7, .15 in year 8, .10% in year 9, and .05% in year 10. Alliance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012. See "Management of the Fund--The Adviser" in the SAI.

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 9, 2001. The Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 969-1000. The Fund is designed to provide tax benefits to investors who are California residents.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $
 (or $     if the Underwriters exercise the over-allotment option in full)
after payment of a portion of the estimated organizational and offering costs payable by the Fund. Alliance has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund presently anticipates that it will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities) although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.

                            THE FUND'S INVESTMENTS

Investment Objective and Policies

  Investment Objective.

   The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax.

  Investment Policies.

   Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California state income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. The Fund will normally invest at least 75% of its net assets in California Municipal Bonds that at the time of investment are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or, if unrated, determined to be of comparable quality by Alliance. The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. See "Risks--Concentration Risk" below and Appendix C of the SAI for a general description of the economic and credit characteristics of municipal issuers in California.

   The Fund's credit quality apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the SAI.

   While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the AMT, it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in Common Shares should consult with their tax advisers before purchasing Common Shares. Special AMT rules apply to corporate holders of Common Shares. In addition, any capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

   The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

   The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Common Shares.

   For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal and California income taxes. For more information, see "Tax Matters" in the SAI.

   The Fund's investment objective, its policy of investing at least 80% of its net assets in California Municipal Bonds, and its investment restrictions (see "Investment Restrictions" in the SAI) are fundamental and cannot be changed without the approval of a "majority of the outstanding" voting shares of the Fund. A "majority of the outstanding" voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Subsequent to the issuance of Preferred Shares, the Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding Common Shares and Preferred Shares voting together and a majority of the outstanding Preferred Shares voting separately by class. See "Description of Shares--Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of Preferred Shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Municipal Bonds

   Municipal bonds are typically classified as either general obligation or revenue (or special tax) bonds and are typically issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when Alliance believes the issuer has a strong incentive to continue making appropriations until maturity.

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The California Municipal Bonds in which the Fund will invest are generally issued by the State of California (the "State"), a city in the State, or a political subdivision, agency, authority, or instrumentality of the State or such city.

   The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Other Municipal Securities

   The Fund intends to invest a substantial portion of its assets in longer-term municipal bonds, but it may, although it does not currently intend to do so, invest in municipal notes, which may be either general obligation or revenue securities. These securities are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

   Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

   Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, long-term municipal bonds provide the money for the repayment of the notes.

   Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Derivatives

   The Fund may use derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates bond indices and stock indices. Generally, there are four types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances. Derivatives can be used to earn income or protect against risk, or both. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Fund will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The successful use of derivatives depends upon Alliance's ability to assess the risk that a derivative adds to the Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative.

   Futures Contracts and Options on Futures Contracts. While the Fund does not currently intend to do so, it may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

   Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased and sold, by the Fund will be traded on U.S. exchanges and will be used only for hedging purposes.

   Interest Rate Transactions (Swaps, Caps, and Floors). While the Fund does not currently intend to do so, it may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

   The Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this Prospectus, thus effectively subjecting Common Shareholders to increased leverage. As discussed under the section entitled "Risks," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage, when evaluating the investment merits of an investment in another investment company relative to available municipal bond investments.

Repurchase Agreements

   While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will require continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Variable and Floating Rate Instruments

   Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

   The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

   The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

When-Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase or sell municipal bonds on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

   When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

   The use of forward commitments may help the Fund protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 10% of its total assets.

   The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Fund will enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Zero Coupon Bonds

   Zero coupon bonds are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such securities. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Even though the Fund does not receive any interest on zero coupon bonds during their life, it nonetheless accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. Zero coupon bonds usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Future Developments

   The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                     PREFERRED SHARES AND RELATED LEVERAGE

   Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer Preferred Shares representing approximately 40% of the Fund's capital after their issuance. Preferred Shares would have complete priority over Common Shares upon distribution of the Fund's assets. The issuance of Preferred Shares will leverage your investment in Common Shares. The use of leverage entails special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors, it is anticipated that the Preferred Shares will pay dividends that would be adjusted periodically and the dividend rate will be set by auction, remarketing or other procedure and will be based on prevailing short-term rates.

   The Fund will invest the net proceeds that it obtains from selling the Preferred Shares in accordance with the Fund's investment objective and policies. The Fund anticipates that the Fund's portfolio investments will continue to produce yields higher than those on short-term debt securities and that this spread, representing the difference between the short-term rates paid by the Fund to Preferred Shareholders and the rates received by the Fund from its investments at long-term rates (minus the expenses of the Preferred Shares), will provide Common Shareholders with a potentially higher yield than if no Preferred Shares were issued. The Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield on your Common Shares. You should note that the use of leverage entails certain risks for Common Shareholders, including higher volatility of both NAV and market value of the Common Shares.

   Changes in the value of the Fund's municipal bond portfolio (including municipal bonds bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the management fees paid to Alliance will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of the Preferred Shares.

   For tax purposes, the Fund will be required, assuming issuance of Preferred Shares, to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This may reduce the advantage of the Fund's leveraged structure to Common Shareholders.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by Preferred Shareholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common Shareholders and Preferred Shareholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Board of Directors of the Fund.

   The Fund is likely to be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede Alliance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

   The Fund may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the Preferred Shares will represent approximately 40% of the Fund's capital and pay dividends at an annual average rate of 2.50%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 1.00% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

   The following table is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio returns (consisting of income and changes in the value of the municipal bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5%, and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing 40% of the Fund's total capital, a 5.25% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of 2.50%.

Assumed Portfolio Return. (10.00)%  (5.00)%  0.00%  5.00% 10.00%
Common Share Total Return (18.33)% (10.00)% (1.67)% 6.67% 15.00%

   Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. The table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until Preferred Shares are issued, the Common Shares would only be leveraged, if at all, through the use of derivatives and short-term borrowing.

                                     RISKS

   The NAV of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, concentration risk, leverage risk and derivatives risk. An investment in Common Shares will be subject to, among other things, market discount risk, municipal bond market risk, and inflation risk. These and other risks are more fully described below.

Newly Organized

   The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Interest Rate Risk

   Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, when interest rates fall, bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk

   Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's NAV or dividends. The Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade by Moody's, S&P or Fitch or that are unrated but determined to be of comparable quality by Alliance. The prices of these lower-grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

Concentration Risk

   As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

   State and local government obligations may be adversely affected by political and economic conditions and developments within the State and the nation as a whole. With respect to an investment in the Fund, as a result of popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

   Recently, the State's financial position has weakened, reflecting slow-downs in the technology sector and other factors. Nevertheless, the State's economy continued to outperform the nation as a whole. During the past year, the State has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. Because of capacity constraints in electric generation and transmission, State utilities have been forced to purchase wholesale power at high prices. While the government of the State and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings of the State's energy market, it is not possible to predict what the long-term impact of these developments will be on the State's economy. Such fuel and energy issues could have severe adverse effects on the State's economy. In turn, these recent developments regarding energy in the State may adversely influence the Fund's performance.

   Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

   The value of the State municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt municipal bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. Recently, the ratings agencies have downgraded the State's municipal bond ratings, although they remain investment grade, reflecting the weakening of the State's financial position.

   There can be no assurance that there will not be a decline in economic condition or that particular State municipal securities in the portfolio of the Fund will not be adversely affected by any changes.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

   For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see "Appendix C--Factors Pertaining to California" in the SAI.

Leverage Risk

   The use of leverage through the issuance of Preferred Shares creates an opportunity for increased Common Share net income, but also involves special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy involving Preferred Shares will be successful. If the Preferred Shares are issued, the NAV and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. See "Description of Shares--Preferred Shares." Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which may reduce the advantage of the Fund's leveraged structure to Common Shareholders without reducing the associated risk. See "Preferred Shares and Related Leverage." Accordingly, the Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may also invest in derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and income and distributions to Common Shareholders. See "The Fund's Investments" and the SAI under "Investment Objective and Policies--Derivative Investments."

Derivatives Risk

   The Fund may use derivatives to achieve its investment objective. In addition to the credit risk of the counterparty to a derivatives transaction, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant underlying assets, rates or indexes.

Market Discount Risk

   Shares of closed-end management investment companies frequently trade at a discount from their NAV. See "Repurchases of Common Shares; Conversion to Open-End Fund."

Municipal Bond Market Risk

   This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in California Municipal Bonds or other municipal securities. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade municipal bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Non-Diversification Risk

   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the Fund's overall returns.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                            MANAGEMENT OF THE FUND

Directors and Officers

   The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight Directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisory Services

   Alliance, 1345 Avenue of the Americas, New York, New York 10105, will be the Fund's investment adviser. Alliance is a leading global investment management firm supervising client accounts with assets as of November 30, 2001 totaling approximately $458 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance, and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

   Alliance will provide investment advisory services and order placement facilities for the Fund. For these services, the Fund will pay Alliance a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and will also reimburse Alliance for the cost of providing certain administrative services. Alliance has voluntarily agreed to waive fees or reimburse the Fund for certain expenses as described in "Summary of Fund Expenses" above. In addition, Alliance has agreed to pay all organizational and offering costs that exceed $0.03 per Common Share.

   The employees of Alliance principally responsible for the Fund's investment program will be Mr. David M. Dowden and Mr. Terrance T. Hults. Mr. Dowden is a Vice President of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since 1994 serving in the capacity of management of municipal securities investments. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995 serving in the capacity of management of municipal securities investments.

   The Fund's SAI includes more detailed information about Alliance and other Fund service providers.

Legal Proceedings

   On April 25, 2001, an amended class action complaint entitled Miller et al.
v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

   The allegations in the amended Miller complaint concern six mutual funds with which Alliance has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, The Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

   Alliance and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

   On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund ("Premier Growth Fund") alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of ACMC served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and, as a consequence thereof, the investment advisory fees paid to Alliance by the Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiffs allege were caused by the alleged breach of the duty of loyalty. Plaintiffs seek recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. Alliance believes the plaintiffs' allegations are without merit and intends to vigorously defend against these allegations. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

   The Fund is not a party to either litigation and does not own bonds or other securities of Enron. While Alliance has no knowledge of additional litigation involving issues concerning Enron similar to those alleged in the Benak Complaint or any other litigation, it is unable to conclude whether or not additional actions may be filed or, if filed, to evaluate the impact of these actions on Alliance's results of operations or financial condition.

                                NET ASSET VALUE

   The Fund intends to calculate and make available daily the NAV of its Common Shares. The NAV per Common Share will be determined as of the close of trading on the Exchange each day the Exchange is open. To calculate NAV, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance, called net assets attributable to Common Shares, is divided by the total number of the Fund's Common Shares then outstanding.

   For purposes of this computation, portfolio securities are valued at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments having a maturity of 60 days or less will be generally valued at amortized cost.

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to Common Shareholders. The Fund expects that the first monthly dividend on its Common Shares will be declared approximately 45 and paid approximately 60 to 90 days after delivery of the shares offered hereby. From and after issuance of the Preferred Shares, if any, monthly distributions of Common Shares will consist of any net investment income remaining after the payment of dividends on the Preferred Shares. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any Preferred Shares. For tax purposes, the Fund will be required, assuming issuance of Preferred Shares, to allocate net capital gain and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. See "Tax Matters." While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless, at the time of such declaration, (a) all accrued Preferred Shares dividends have been paid and (b) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                          DIVIDEND REINVESTMENT PLAN

   Pursuant to the Plan, all Common Shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional Common Shares by Equiserve Trust Co., N.A. (the "Plan Agent"), as agent under the Plan. Otherwise, the shareholder will receive distributions as cash. Generally, Common Shareholders whose shares are held in the name of a broker or nominee may elect to automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in the Plan.

   The Plan Agent will furnish you with written information relating to the Plan. Included in such information will be procedures for electing to participate in the Plan. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to Common Shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent, as the dividend paying agent.

   If the Board authorizes an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as Common Shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares of the Fund valued as follows:

      (i) if the Common Shares are trading at NAV or at a premium above NAV at the time of valuation, the Fund will issue new shares at the greater of NAV or 95% of the then current market price; or

      (ii) if the Common Shares are trading at a discount from NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's Common Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities laws. If the market price exceeds the NAV of a Common Share before the Plan Agent has completed its purchases, the average purchase price per share paid by the Plan Agent may exceed the NAV of the Fund's Common Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

   The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, or, if applicable, a broker or nominee on behalf of a participant. Each shareholder's proxy will include those shares purchased pursuant to the Plan. Share certificates will not be issued in the name of individual Plan participants.

   There is no direct charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Agent for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

   The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gains distributions paid subsequent to written notice of the change sent to the Plan participant at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior consent, on at least 90 days' written notice to Plan participants. All correspondence concerning the
Plan should be directed by mail to the Plan Agent,    , at     or by telephone
at (800)      .

                             DESCRIPTION OF SHARES

Common Shares

   The Charter authorizes the issuance of up to 2,000,000,000 Common Shares,
$.001 par value per share. Upon completion of this offering,     Common Shares,
and no shares of Preferred Stock, will be issued and outstanding. However, it is the intention of the Board of Directors, under a power contained in the Charter, to classify and issue Preferred Shares with the voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as described in "--Preferred Shares" below. The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.

   All Common Shares offered by this Prospectus will be duly authorized, fully paid, and nonassessable. Common Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.

   Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to the Preferred Shares, the Common Shareholders will possess the exclusive voting power. See "--Preferred Shares" below. There is no cumulative voting in the election of directors, which means that, subject to the rights of Preferred Shareholders to separately elect directors, the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

   Common Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All Common Shares will have equal dividend, liquidation and other rights.

Power to Issue Additional Shares of Stock

   The Fund may increase the outstanding shares of stock without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund's securities may be listed or traded.

   The Fund has no present intention of offering additional Common Shares except under the Plan. See "Dividend Reinvestment Plan." Other offerings of the Fund's Common Shares, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that such shares may not be sold at a price below the then NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of the holders of a majority of the Fund's outstanding Common Shares.

   As of the date of this Prospectus, Alliance owned of record and beneficially 100% of the outstanding Common Shares of the Fund, and thus, until the public offering of the Fund's Common Shares is completed, will control the Fund.

Preferred Shares

   The Charter authorizes the Board of Directors to classify any unissued shares of stock in one or more classes or series, including Preferred Shares, and to reclassify any previously classified but unissued shares of any series, as authorized by the Board of Directors. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Common Shareholders have no pre-emptive right to purchase any Preferred Shares that might be issued. It is anticipated the NAV per share of the Preferred Shares will equal its original purchase price per share plus accrued dividends per share.

   The Fund expects to make an offering of Preferred Shares (representing approximately 40% of the Fund's capital immediately after the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's determination to authorize the issuance of such shares. Although the terms of the Preferred Shares, including their dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund's Charter), the Fund believes that it is likely that the initial class of Preferred Shares will be structured to carry a relatively short-term dividend rate, by providing for the periodic adjustment of the dividend rate, through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be as stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

   Voting Rights. Except as otherwise indicated under "The Fund's Investments--Investment Objective and Policies" in this Prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act), and will vote together with Common Shareholders as a single class.

   In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. The Fund's Bylaws provide that, so long as any Preferred Shares are outstanding, the Fund will not have less than six Directors. In the unlikely event that two full years of accrued dividends are not paid on the Preferred Shares, the Preferred Shareholders, voting as a separate class, will be entitled to elect a majority of the Board of Directors of the Fund until all dividends in default have been paid or declared and set apart for payment.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."

   The discussion above describes the Board of Directors' present intention with respect to an offering of Preferred Shares. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above subject to applicable law and the Fund's Charter Documents. The Board of Directors, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered within the limits described above.

Certain Provisions of the Charter Documents

   The Fund has provisions in its Charter Documents that could limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's shareholders to amend the Charter Documents, or effect changes in the Fund's management, or convert the Fund to open-end status. These provisions in the Charter Documents may be regarded as "anti-takeover" provisions. Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the Fund's shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund's business strategies and policies as determined by the Board of Directors.

   The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of the Fund, although the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

   A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

   Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

   Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined below) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Anti-takeover Effect of Certain Provisions of Maryland Law and of the Charter and Bylaws

   The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's Common Shares, and, if issued, Preferred Shares voting separately by class, will be required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial offering of Common Shares or who subsequently become Directors and whose election or nomination is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares, and, if issued, Preferred Shares voting separately by class, is required generally to authorize any of the following involving a corporation, person or entity that will be directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

      (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund, (b) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, or (c) a public offering by the Fund registered under the Securities Act of 1933;

      (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and

      (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of an Principal Shareholders (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transaction within a twelve-month period).

   However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory shares exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the Common Shares, and, if issued, Preferred Shares voting separately by class, would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares, and, if issued, and Preferred Shares voting separately by class, is required to convert the Fund to an open-end investment company and to amend the Fund's Charter to effect any such conversion. See "Repurchase of Common Shares; Conversion to Open-End Fund."

   The provisions of the Charter Documents described above could have the effect of depriving the Common Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Common Shares; Conversion to Open-End Fund." The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund may, from time to time, repurchase or make a tender offer for its Common Shares, or convert to an open-end investment company in an attempt to reduce or eliminate significant market discounts from NAV. Subject to the Fund's policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act asset coverage requirements if such borrowings are made. Interest on such borrowing will reduce the Fund's net income.

   The Fund anticipates that the market price of its Common Shares will generally vary from NAV. The market price of the Fund's Common Shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. There can be no assurance that share repurchases, tender offers, or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount.

   It should be recognized that any acquisition of Common Shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate Common Share repurchases or tenders.

   Common Shares that have been purchased by the Fund will be returned to the status of authorized but unissued Commons Shares. The purchase of Common Shares by the Fund will reduce the Fund's NAV.

   If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of the redemption.

   Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Directors would consider all relevant factors that they deem relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate a discount to NAV.

                                  TAX MATTERS

Federal Tax Matters

   The following federal income tax discussion is based on the advice of Seward & Kissel LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain annual distribution requirements, the Fund will not be subject to federal income or excise taxes on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. As noted above, the Fund intends to distribute to its shareholders all of its net investment income (and net capital gain, if any) for each taxable year.

   Because the Fund primarily invests in municipal obligations the interest on which is exempt from federal income tax, distributions to you out of tax-exempt interest income earned by the Fund will not be subject to federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT may be a specific preference item for purposes of the federal individual and corporate AMT.

   The Fund's distributions of net income (including any short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your Common Shares. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

   Distributions are taxable to you in the manner discussed above even if the distributions are paid from income or gains earned by the Fund before you bought shares (and thus were included in the price you paid for the shares).

   The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

   Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

California Tax Matters

   Distributions to residents of California out of interest income earned by the Fund from California Municipal Bonds or U.S. Government securities are exempt from California personal income tax. Distributions of capital gains and other investment income will be subject to California personal income tax. Gain from the sale, exchange or other disposition of Common Shares will be subject to California personal income tax.

   Please refer to the SAI for more detailed information.

                                 UNDERWRITING

   Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Crowell, Weedon & Co., Wedbush Morgan Securities, Inc. and Wells Fargo Van Kasper, LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in
the Fund's underwriting agreement dated    , 2002, each Underwriter named below
has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                   Number of
Underwriters                                                     Common Shares
------------                                                     -------------
Salomon Smith Barney Inc........................................
A.G. Edwards & Sons, Inc........................................
Prudential Securities Incorporated..............................
UBS Warburg LLC.................................................
Crowell, Weedon & Co............................................
Wedbush Morgan Securities, Inc..................................
Wells Fargo Van Kasper, LLC.....................................
                                                                     -----
   Total........................................................
                                                                     -----

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

   The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.45 per Common Share. The sales load the Fund will pay of $0.675 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must
pay for any Common Shares purchased on or before     , 2002. The
representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to     additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over- allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Alliance have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund,

Alliance and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. As noted above, shares of closed-end funds, such as the Fund, frequently trade at a discount to NAV. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.

   The Fund and Alliance have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   Alliance has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $0.03 per share.

   In connection with the requirements for listing the Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market price at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the Exchange or otherwise.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, Alliance will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The Fund's securities and cash will be held under a Custodian Agreement by State Street Bank & Trust Company. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A. will act as the Fund's transfer agent, dividend-paying agent and registrar.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Seward & Kissel LLP and for the Underwriters by Simpson Thacher & Bartlett. Seward & Kissel LLP and Simpson Thacher & Bartlett will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters of Maryland law.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

           Use of Proceeds........................................
           Investment Objective and Policies......................
           Investment Restrictions................................
           Management of the Fund.................................
           Valuation of Securities................................
           Portfolio Transactions.................................
           Distributions..........................................
           Description of Shares..................................
           Certain Provisions in the Charter......................
           Repurchase of Fund Shares; Conversion to Open-End Fund.
           Tax Matters............................................
           Performance Related and Comparative Information........
           Custodian, Transfer Agent and Dividend Disbursing Agent
           Independent Auditors...................................
           Counsel................................................
           Registration Statement.................................
           Report of Independent Auditors.........................
           Financial Statements...................................
              Appendix A - Bond Ratings...........................
              Appendix B - Futures Contracts and Related Options..
              Appendix C - Factors Pertaining to California.......

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               4,000,000 Shares

                Alliance California Municipal Income Fund, Inc.

                                 Common Shares

                                   --------

                              P R O S P E C T U S

                                            , 2002

                                   --------

                             Salomon Smith Barney
                           A.G. Edwards & Sons, Inc.
                             Prudential Securities
                                  UBS Warburg
                             Crowell, Weedon & Co.
                        Wedbush Morgan Securities, Inc.
                          Wells Fargo Van Kasper, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   Subject to Completion
         Preliminary Statement of Additional Information
                   Dated December 21, 2001

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement relating to the securities filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

      ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                     [__________], 2002

      Alliance California Municipal Income Fund, Inc., a
Maryland corporation (the "Fund"), is a newly organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information ("SAI") relating to common shares of the Fund ("Common Shares"), par value $.001 per share, is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated [_______], 2002 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 227-4618. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

                        TABLE OF CONTENTS

USE OF PROCEEDS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

VALUATION OF SECURITIES

PORTFOLIO TRANSACTIONS

DISTRIBUTIONS

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE CHARTER

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

TAX MATTERS

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INDEPENDENT AUDITORS

COUNSEL

REGISTRATION STATEMENT

REPORT OF INDEPENDENT AUDITORS

FINANCIAL STATEMENTS

APPENDIX A - Bond Ratings                                     A-1

APPENDIX B - Futures Contracts and Related Options            B-1

APPENDIX C - Factors Pertaining to California                C-1

This Statement of Additional Information is dated [__________],
2002

                         USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $[________] (or $[_______] if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

      The Fund will pay organizational and offering expenses estimated at $[______] from the proceeds of the offering. Alliance Capital Management L.P. ("Alliance" or the "Adviser"), the Fund's investment adviser, has agreed to pay the amount by which the aggregate of all organizational expenses and offering costs (other than the sales load) exceeds $0.03 per Common Share. Pending investment in municipal bonds that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments or for defensive purposes, short-term tax-exempt or taxable investments, the income on which is subject to regular federal and California income taxes of the type described under "Investment Objective and Policies--Short-Term Investments/ Temporary Defensive Strategies."

                INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

      The municipal bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city ("California Municipal Bonds").

      Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

      The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary or defensive periods (e.g., times when Alliance believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable.

      Also included within the general category of municipal bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, the Fund will consider all relevant factors including the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by Alliance to be of comparable quality to rated securities in which the Fund is permitted to invest.

      Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request- -usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

      The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

      Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, determined by Alliance to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of a particular investment. In determining whether to sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that ratings services assign different ratings to the same security, Alliance will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Municipal bonds are subject to credit and market risk.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

      California Municipal Bonds are also subject to concentration risk. Because the Fund will invest substantially all of its net assets in California Municipal Bonds, the Fund is susceptible to political, economic or regulatory factors affecting issuers of California Municipal Bonds. (See "Risks -
Concentration Risk" in the Fund's Prospectus.)

      The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in Alliance's evaluation of the issuer. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

      Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected. The Fund will be particularly subject to these because it focuses its investments in a particular state.

Factors Pertaining to California

      Factors pertaining to California are set forth in Appendix C.

Short-Term Investments/Temporary Defensive Strategies

      For temporary or for defensive purposes, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. Government securities or securities rated within the highest grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or Fitch, Inc. ("Fitch"), and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. The Fund's taxable short-term investments may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the

Fund invests in taxable short-term investments, the Fund may not achieve its investment objective of providing current income exempt from federal and California income taxes.

Other Municipal Securities

         Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, and use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper ("Municipal Paper") is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

      Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. Market prices of high yield securities structured as zero-coupon bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Alliance seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Alliance's research and analysis when investing in high yield securities. Alliance seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto.
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Alliance does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Derivative Instruments

      The Fund may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances and without limitation, except as described herein. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also determine to use those instruments.

      The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Alliance to forecast interest rates and other economic factors correctly. If Alliance incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Alliance incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Futures Contracts and Options on Futures Contracts

      While the Fund does not currently intend to do so, it may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by the Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Fund will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, the Fund might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Fund's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Fund owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

      Risks Associated with Futures and Futures Options.
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund's holdings of municipal bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Interest Rate Transactions (Swaps, Caps, and Floors)

      While the Fund does not currently intend to do so, it may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

      The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the Fund. The Fund may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

      Interest rate swaps, caps and floors may be entered into on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with the custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      Interest rate swap transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Repurchase Agreements

      While the Fund does not intend currently to do so, it
Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements would permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In addition, the Fund will require continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. The Fund's current practice would be to enter into repurchase agreements only with such primary dealers.

Illiquid Securities

         The Fund may invest in illiquid securities. Illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

      Illiquid securities generally include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

      Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such Fund securities.

         Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Alliance believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

      A change in the securities held by the Fund is known as "portfolio turnover." Alliance manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Other Investment Companies

      The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or the Fund's preferred shares ("Preferred Shares"), during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Alliance or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of Common Shares ("Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Alliance will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell municipal bonds which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a municipal security held by the Fund and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

      When-issued municipal securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. At the time the Fund makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No forward commitments will be made by the Fund if, as a result, more than 10% of the value of such Fund's total assets would be committed to such transactions.

Zero Coupon Bonds

      The Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Even though the Fund does not receive any interest on zero coupon bonds during their life, the Fund accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

General

      The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover may not be perfect and could produce unanticipated losses.

      The Fund's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

                     INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" voting shares of the Fund and of the holders of a "majority of the outstanding" Preferred Shares, subsequent to their issuance, voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not:

         (1) Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         (2) Purchase or sell real estate, although it may purchase securities(including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

      (3) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

         (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

      (5) Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue Preferred Shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act.

         (6) Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

         (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it maybe deemed to be an underwriter under the federal securities laws.

         The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

                     MANAGEMENT OF THE FUND

Directors and Officers

      The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      JOHN D. CARIFA1 , 56, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

      RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States; Chairman and Chief Executive Officer of Evlico; a Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals)

____________________

1.  An "interested person" of the Fund as defined in the 1940
    Act.

and BP Amoco Corporation (oil and gas).  Her address is P.O. Box
4623, Stamford, Connecticut 06903.

      DAVID H. DIEVLER, 72, is an independent consultant.
Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co., member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

      JOHN H. DOBKIN, 59, is a consultant.  Currently
President of the Board of Save Venice, Inc. (preservation organization). Formerly, he was a Senior Adviser (June 1999 - June 2000) and President (December 1989 - May 1999) of Historic
Hudson Valley (historic preservation).   Previously, he was
Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

      WILLIAM H. FOULK, JR., 69, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

      DR. JAMES HESTER, 77, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1996. He was formerly President of New York University and the New York Botanical Garden, Rector of the United Nations University and Vice Chairman of the Board of the Federal Reserve Bank of New York. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

      CLIFFORD L. MICHEL, 62, is Senior Counsel of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

      DONALD J. ROBINSON, 67, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and Trustee of the Museum of the City of New York. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

      JOHN D. CARIFA, Director, Chairman and President (see biographical information above).

      DAVID M. DOWDEN, 35, Vice President.  Vice President of
ACMC, with which he has been associated since prior to 1997.

      TERRANCE T. HULTS, 34, Vice President. Vice President of ACMC, with which he has been associated since prior to 1997.

      EDMUND P. BERGAN, JR., 51, Secretary.  Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Global Investor Services, Inc.
("AGIS"), with which he has been associated since prior to 1997.

      MARK D. GERSTEN, 51, Treasurer and Chief Financial
Officer. Senior Vice President of AGIS, with which he has been associated since prior to 1997.

      THOMAS R. MANLEY, 50, Controller.  Vice President of
ACMC, with which he has been associated since prior to 1997.

      ANDREW L. GANGOLF, 47, Assistant Secretary.  Senior Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1997.

      DOMENICK PUGLIESE, 40, Assistant Secretary.  Senior Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1997.

      The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation to be paid by the Fund to each of the Directors during its fiscal period ended [___], 2001 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                           Total Number
                                              of Funds       Total Number
                                              in the         of Investment
                                              Alliance       Funds Within
                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including
                               From the       Fund, as to    the Fund,
                               Alliance Fund  which the      as to which
                 Aggregate     Complex,       Director is a  the Director
                 Compensation  Including the  Director or    is a Director
Name of Director From the Fund Fund           Trustee        or Trustee
________________ _____________ ______________ _____________  _______________

John D. Carifa        $ -0-    $ -0-          [___]          [___]
Ruth Block            $[__]    $[__]          [___]          [___]
David H. Dievler      $[__]    $[__]          [___]          [___]
John H. Dobkin        $[__]    $[__]          [___]          [___]
William H. Foulk, Jr. $[__]    $[__]          [___]          [___]
Dr. James Hester      $[__]    $[__]          [___]          [___]
Clifford L. Michel    $[__]    $[__]          [___]          [___]
Donald J. Robinson    $[__]    $[__]          [___]          [___]

         As of [______________], 2001, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser

      Alliance, 1345 Avenue of the Americas, New York, New
York 10105, is the Fund's investment adviser. The Adviser is a leading global investment management firm supervising client accounts with assets as of November 30, 2001 totaling approximately $458 billion. The Adviser provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities; individual investors by means of retail mutual funds sponsored by the Adviser; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

      Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of September 30, 2001,
AXA, its wholly-owned subsidiaries, AXA Financial and The

Equitable Life Assurance Society of the United States ("Equitable") and some subsidiaries of Equitable (other than the Adviser and its subsidiaries) were the beneficial owners of approximately 51.7% of the issued and outstanding units of the Adviser and approximately 2.1% of the issued and outstanding units of Alliance Capital Management Holding L.P. ("Alliance Holding"). Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of September 30, 2001, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the owner of approximately 16.4% of the issued and outstanding units of the Adviser. The business and assets of SCB Inc., formerly known as Sanford C. Bernstein, Inc., were acquired by the Adviser on October 2, 2000.

      As of September 30, 2001, AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

      AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

      Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the Fund's portfolio of securities, order placement facilities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of Alliance or its affiliates.

      Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by Alliance, the Fund may utilize personnel employed by Alliance or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

      Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets. Alliance has voluntarily agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10.

      The Adviser also provides administrative services to the Fund. These services include, among others, preparation and dissemination of shareholder reports and proxy materials, accounting and bookkeeping, calculation of net asset value, monitoring compliance, and negotiating certain terms and conditions of custodian and dividend disbursing services.

      The Advisory Agreement has been approved by the Fund's Board of Directors and its initial shareholder. The Advisory Agreement by its terms continues in effect from year to year after [______] if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors or by Alliance on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that Alliance shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that Alliance shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

      Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance and any of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance and any of its affiliates to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance and any of its affiliates to the accounts involved, including the Fund. When two or more of the clients of Alliance and any of its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Funds, The AllianceBernstein Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Codes of Ethics

         The Fund and Alliance have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed on line or downloaded from the EDGAR Database on the SEC's web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                  VALUATION OF SECURITIES

      The Fund intends to calculate and make available daily the net asset value of its Common Shares. The net asset value per Common Share will be determined as of the close of trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open. To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance, called net assets attributable to Common Shares, is divided by the total number of the Fund's Common Shares then outstanding.

      In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

      Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

      Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

      U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

      Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

      All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

                  PORTFOLIO TRANSACTIONS

      Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

      The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

      The Fund may from time to time place orders for the purchase or sale of securities with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of Alliance. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of Alliance. With respect to orders placed by SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                          DISTRIBUTIONS

      The Fund intends to distribute all of its net investment income, subject to the solvency requirements of Maryland law. As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. From and after issuance of the Preferred Shares, monthly distributions to Common Shareholders will consist of net investment income remaining after the payment of dividends on Preferred Shares. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of Preferred Shares.

      For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and any Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Fund's Prospectus under "Preferred Shares and Related Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                      DESCRIPTION OF SHARES

Common Shares

      The Fund's charter (the "Charter") authorizes the issuance of up to 2,000,000,000 Common Shares, $.001 par value per share. Upon completion of this offering, [_________] Common Shares, and no Preferred Shares, will be issued and outstanding. However, it is the intention of the Board of Directors, under a power contained in the Charter, to classify and issue Preferred Shares with the voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as described in "--Preferred Shares" below. The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.

      All Common Shares offered by the Prospectus will be duly authorized, fully paid and nonassessable. Common Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.

      Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to the Preferred Shares, the Common Shareholders will possess the exclusive voting power. See "--Preferred Shares" below. There is no cumulative voting in the election of directors, which means that, subject to the rights of holders of Preferred Shares ("Preferred Shareholders") to separately elect directors, the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

      Common Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All Common Shares will have equal dividend, liquidation and other rights.

      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's Charter provides for the approval of such actions by the concurrence of a majority of the aggregate number of votes entitled to be cast on the matter, subject to the applicable requirements of the 1940 Act, or rules, regulations or orders issued by the SEC under the 1940 Act, and pursuant to certain exceptions in the Charter.

Power to Reclassify Shares of Stock

      The Charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Stock

      The Fund believes that the power to increase the authorized shares of stock, to issue additional shares of stock and to classify or reclassify unissued shares of stock and thereafter to issue the classified or reclassified shares provides it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. These actions can be taken without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund's securities may be listed or traded.

      The Fund has applied for approval for listing of its Common Shares on the Exchange. The Fund will hold annual meetings of shareholders.

      Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Related Leverage" and "The Fund's Investments--Municipal Bonds."

Preferred Shares

      The Charter authorizes the Board of Directors to classify any unissued shares of stock in one or more classes or series, including Preferred Shares, and to reclassify any previously classified but unissued shares of any series, as authorized by the Board of Directors. Preferred Shares may be issued, in one or more classes or series with such par value and preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption as determined by the Board of Directors of the Fund, by action of the Board of Directors without the approval of the Common Shareholders.

      The Fund expects to make an offering of Preferred Shares (representing approximately 40% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Charter) if and when it authorizes a Preferred Shares offering, the Fund expects that the initial series of Preferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days) by providing for the periodic adjustment of the dividend rate through an auction, remarketing or other procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

      Limited Issuance of Preferred Shares.  Under the 1940
Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Preferred Shares discussed in the Prospectus, the liquidation value of the Preferred Shares is expected to be approximately 40% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

      Distribution Preference. The Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

      Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Charter or the Fund's By-Laws (together, the "Charter Documents") or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

      In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors would be elected by Common and Preferred Shareholders, voting together as a single class. In the unlikely event that two full years of dividends are not paid on the Preferred Shares, the holders of the outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

      Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or fundamental policies. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund from a closed-end to an open-end fund. The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Fund's Board of Directors' present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Charter.

                CERTAIN PROVISIONS IN THE CHARTER

      Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of our business strategies and policies as determined by the Board of Directors.

      The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund, even though the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

      A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such Director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

      Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

      Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined in the Charter) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast.

Other Charter Provisions

      The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's outstanding Common Shares and Preferred Shares, voting separately by class, is required generally to authorize any of the following involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

      (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (1) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund or
(2) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund or (3) a public offering by the Fund registered under the Securities
Act;

      (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal

Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

      (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Charter Documents, which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Directors

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. Nothing in the Charter, however, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Directors may consider the repurchase of its Common Shares or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Notwithstanding the foregoing, at any time when
Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      The Fund's Board of Directors may also from time to time consider submitting for a shareholder vote a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its discretion consistent with the 1940 Act and Maryland law to submit this issue to Common Shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

      The Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act.

      If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares would decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

      Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Directors would consider all factors that they deem relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income(which includes the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year; and

      (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
              (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than
              those of the U.S. Government or     other regulated
              investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

      If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any net investment income and net capital gain.

      If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such calendar year, plus any undistributed ordinary income and capital gain net income from previous years, the Fund will be subject to a 4% excise tax on the undistributed amounts. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

      Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from net investment income (which includes any net short-term capital gains). Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. The Fund's distributions will not qualify for the dividends received deduction for corporate shareholders.

      Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes, although such distributions are required to be reported on the shareholders' federal income tax returns and may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

      The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund dividends received by such class for that taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and Common Shareholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

         Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      The Fund may invest in tax-exempt municipal securities subject to the alternative minimum tax ("AMT"). Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations and all exempt-interest dividends will be included in "adjusted current earnings" of corporations for AMT purposes.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

      The Fund will inform investors within 60 days of the Fund's taxable year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

      The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

      Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, affect whether gains and losses realized by the Fund are ordinary or capital, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections and entries in its books and records pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

         Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein , even though such dividends and distributions may economically represent a return of a particular shareholder's investment.

Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

      Securities Issued or Purchased at a Discount.  The
Fund's investment in securities issued at a more than de minimis discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares will give rise to gain or loss in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Any gain or loss realized upon a taxable disposition of shares held as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares held as a capital asset will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its shareholders.

      Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

      California Tax Matters. Distributions to residents of California out of interest income earned by the Fund from California Municipal Bonds or U.S. Government securities are exempt from California personal income tax. Distributions of capital gains and other investment income will be subject to California personal income tax.

      Interest on indebtedness incurred to buy or carry Fund shares generally will not be deductible for California personal income tax purposes.

      All distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

      Gain from the sale, exchange or other disposition of Fund shares will be subject to California personal income tax and corporate franchise tax.

         PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the AMT), and from comparable fully taxable investments, in light of each such investor's tax position.

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      The Fund may employ advertising or sales literature that provides information relating to hypothetical yields on municipal securities in the form of charts such as the following:

After-Tax Yields
Assumed Hypothetical Taxable Yield     5.00%      5.50%     6.00%
National                               8.21%      9.03%     9.85%
California                             9.05%      9.96%    10.86%
New York                               9.19%      10.10%   11.02%

      The Fund may disclose information concerning its anticipated average maturity, which is 25 years, and average ratings quality, which is AA. These are expectations only and will not necessarily be the Fund's actual average maturity or ratings quality.

      The Fund may employ advertising or sales literature that provides a line graph or other presentation demonstrating the historical long-term after-tax growth of an initial $100,000 investment in various asset classes. For example, the Fund may use a line graph showing the after-tax values of an investment in these securities in 2000 beginning with an initial investment of $100,000 in 1980, including Municipal Bonds-$551,385, Treasury Bonds-$397,582, Corporate Bonds-$365,479, and Treasury Bills- $209,824.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Past performance is not indicative of future results.
At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      State Street Bank & Trust Company serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

      Equiserve Trust Company, N.A. serves as the Fund's transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as agent for the Fund's dividend reinvestment plan.

                      INDEPENDENT AUDITORS

      Ernst & Young LLP, 787 Seventh Avenue, New York, New
York 10019, serves as independent auditors for the Fund.

                             COUNSEL

      Seward & Kissel LLP, One Battery Park Plaza, New York,
New York, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund. Seward & Kissel LLP will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters of Maryland law.

                     REGISTRATION STATEMENT

      A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the

Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                 REPORT OF INDEPENDENT AUDITORS

                      FINANCIAL STATEMENTS

                   [To be added by amendment.]

                    APPENDIX A: BOND RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

      Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher upper grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch, Inc. International Long-Term Credit Ratings

Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch, Inc. International Short-Term Credit Ratings

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

      For minimum rating(s) requirements for the Fund's securities, please refer to "The Fund's Investments - Investment
Objectives and Policies" in the Prospectus.

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

      The purpose of the acquisition or sale of a futures contract, in the case of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Funds are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Funds must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Fund that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                        APPENDIX C

                FACTORS PERTAINING TO CALIFORNIA

         The following is based on information obtained from a Preliminary Official Statement, dated October 19, 2001, relating to $1,000,000,000 State of California General Obligation Bonds
(the "Official Statement").

Constitutional Limits on Spending and Taxes

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in

California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The

Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

         The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. This latter figure consists of $4,144,034,000 of authorized commercial paper notes (of which $763,945,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,793,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations). Two bond proposals for $2.8 billion will appear on the March 2002 primary election ballot.

         The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

         In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal year, the first such occurrence in eighteen years.

Prior Fiscal Years' Financial Results

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a
17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

         The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services.
New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

Fiscal Year 2001-02 Budget

         The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

         The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumes that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. (See "Recent Developments Regarding Energy," below.)

         The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State anticipates issuing approximately $5.7 billion of revenue anticipation notes during the fiscal year as part of its cash management program.

         Some of the important features of the 2001 Budget Act are: (1)Proposition 98 per pupil spending was increased by 4.9 percent to $7,002; (2) higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases; (3) health, welfare and social services generally are fully funded for anticipated caseload growth; and (4) about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

         The tragic events of September 11 have resulted in increased uncertainty regarding the economic and revenue outlook. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in California's economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues. It is not possible at this time to project how much the State's economy may be affected. However, it should be noted that California's economy is very diverse, and is as well positioned as any to withstand and eventually recover from the effects of the September 11 attacks.

         Of particular importance to California General Fund revenues, the stock market sold off sharply when trading resumed on September 17 after weakening throughout much of the summer. Continued stock market weakness will very likely result in revenues from capital gains and stock options falling below projections, but the impact is not expected to exceed the budget reserve which has been set aside for 2001-02.

         Since the May revision was completed, tax revenues were below forecast by a net amount of $213 million (0.3%) for May and June, 2001 and by $142 million (1.7%) during July and August of the current 2001-02 budget year. In addition, since enactment of the 2001 Budget Act, the Legislature has passed several additional spending bills or tax credits totaling over $150 million for the General Fund; however, it is not known at this time whether the Governor will approve all or part of these additional expenditures. These reduced revenues and possible increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion.

Recent Developments Regarding Energy

         Development of the Power Supply Program. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

         In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Governor's proclamation was followed by the enactment of legislation authorizing the Power

Supply Program and related orders of the California Public
Utilities Commission ("CPUC").

         DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

      Financing the Power Supply Program. Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by (i) unsecured, interest-bearing loans from the General Fund of the State aggregating $6.1 billion ("State loans"); (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("interim loans"); and
(iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.

         DWR projects that its funds on hand at the date of the Official Statement and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. This projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as required by DWR.

         The loan agreement for the interim loans requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund.

         The interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds described below. Net proceeds of the DWR revenue bonds are required to be used first, to repay the interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the revenue bond sales is uncertain, as explained below. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the interim loans without additional rate increases if it is not able to secure a timely sale of the revenue bonds.

         Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the Power Supply Program, including repayment of the interim loans and State loans. The bonds are to be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues will consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the revenue bonds in the late summer or fall of 2001, delays, including the CPUC's failure so far to approve a rate agreement with DWR, have moved the earliest likely bond sale date to 2002, and at the date of the Official Statement there is no proposed schedule for the sale.

         The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-2002 fiscal year whether or not DWR repays the State loans during the fiscal year.

         Power Supply Program after 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

         Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems

Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

         Prospects. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

         While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

Economic Overview

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

         Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy," above.

Litigation

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

                             PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.       FINANCIAL STATEMENTS

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by amendment to this Registration Statement.

2.       EXHIBITS.

(a)      Amended Articles of Incorporation

(b)      By-Laws*

(c)      Not applicable

(d)      Not applicable

(e)      Dividend Reinvestment Plan*

(f)      Not applicable

(g)      Investment Advisory Agreement*

(h)      (1)                            Dealer Manager Agreement*

         (2)                         Soliciting Dealer Agreement*

(i)      Not applicable

(j)      Custodian Agreement*

(k)      (1)                           Transfer Agency Agreement*


_____________

*        To be filed by amendment.

         (2)                     Shareholder Servicing Agreement*

         (3)                Shareholder Inquiry Agency Agreement*

         (4)                     Information Agent Agreement*

(l)      (1)         Opinion and Consent of Seward & Kissel LLP*

         (2)Opinion and Consent of Ballard Spahr Andrews &
Ingersoll, LLP*

(m)      Not applicable

(n)      Consent of Independent Auditors*

(o)      Not applicable

(p)      Investment Representation Letter*

(q)      Not applicable

(r) (1)Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

         (2)Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

Other Exhibits:

         Powers of Attorney for:  Ruth Block, John D. Carifa,
David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Dr.
James Hester, Cliford L. Michel, and Donald J. Robinson

ITEM 25.  MARKETING ARRANGEMENTS

         See Dealer Manager Agreement as Exhibit (h)(1).*


_____________

*        To be filed by amendment.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration fees                                  $[______]*
New York Stock Exchange listing fees                   $[______]*
National Association of Securities Dealers, Inc. fees  $[______]*
Printing                                               $[______]*
Legal fees and expenses                                $[______]*
Dealer Manager expenses                                $[______]*
Auditing fees and expenses                             $[______]*
Subscription Agent fees and expenses                   $[______]*
Information Agent fees and expenses                    $[______]*
Miscellaneous                                          $[______]*

Total                                                  $[______]*

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          REGISTRANT

                    Not applicable


ITEM 28.     NUMBER OF HOLDERS OF SECURITIES (as of  December 21,
             2001)

TITLE OF CLASS                           NUMBER OF RECORD HOLDERS

Common Stock ($0.01 par value per share)           0

ITEM 29.  INDEMNIFICATION

      It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended Articles of Incorporation filed as Exhibit
(a), Article IX of the Registrant's Bylaws filed as Exhibit (b)* and Section 7 of the Dealer Manager Agreement filed as Exhibit
(h)(1).* The Adviser's liability for any loss suffered by the Registrant or its stockholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit (g) to this Registration Statement.* The Administrator's liability for any loss suffered by the Registrant or its stockholders is set forth in Section 6 of the Administration Agreement filed as Exhibit
(k)(2).*


_____________

*        To be filed by amendment.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ALLIANCE

         The descriptions of Alliance Capital Management L.P.
under the caption "Management of the Fund-Investment Adviser" in the Prospectus and in the Statement of Additional Information are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and as amended through the date hereof is incorporated by reference herein.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of [Name], the Registrant's Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar, [Address]*. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


_____________
* The name and address of the Registrant's Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar will be filed by amendment.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

1. Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    Not applicable.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 21st day of December, 2001.

                  Alliance California Municipal Income Fund, Inc.


                  By /s/ John D. Carifa
                     ------------------------------
                        John D. Carifa
                        Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title               Date
      ---------                        -----               ----

(1)   Principal Executive Officer      Chairman and        December 21, 2001
                                       President

      /s/ John D. Carifa
      --------------------------
      John D. Carifa


(2)  Principal Financial and           Treasurer and       December 21, 2001
      Accounting Officer:              Chief Financial
                                       Officer

      /s/ Mark D. Gersten
     --------------------------
      Mark D. Gersten

(3)  All of the Directors:             December 21, 2001
      Ruth Block
      John D. Carifa
      David H. Dievler
      John H. Dobkin
      William H. Foulk, Jr.
      Dr. James Hester
      Clifford L. Michel
      Donald J. Robinson

      By:  /s/ Edmund P. Bergan, Jr.
           --------------------------
           Edmund P. Bergan, Jr.
           (Attorney-in-Fact)

                          EXHIBIT INDEX

EXHIBIT                                SEQUENTIALLY NUMBERED PAGE

(a)  Amended Articles of Incorporation

     Other Exhibits - Powers of Attorney














































                               C-9
00250209.AK2